SEI INSTITUTIONAL INVESTMENTS TRUST

Opportunistic Income Fund
(the "Fund")

Supplement Dated September 16, 2016
to the Prospectus dated September 30, 2015,
as amended on December 30, 2015, January 15, 2016, March 9, 2016, April 5, 2016, April 15,
2016, April 28, 2016, July 8, 2016 and July 15, 2016

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with such Prospectus.

The Prospectus is hereby amended and supplemented to reflect the following changes to the Fund.

Change in Portfolio Management of the Fund

With respect to the Opportunistic Income Fund, under the heading titled "Management," in the chart under the sub-heading titled "Sub-Advisers and Portfolio Managers," the text relating to Brookfield Asset Management, Inc. is hereby deleted and the following text is hereby added in the appropriate alphabetical order thereof:

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Schroder Investment Management North America Inc.	Michelle L. Russell-Dowe	Since 2016	Portfolio Manager and Head of Securitized Products

In addition, under the section titled "Sub-Advisers," under the sub-section titled "Sub-Advisers and Portfolio Managers," under the heading titled "Opportunistic Income Fund," the text relating to Brookfield Investment Management Inc. is hereby deleted and the following text is hereby added in the appropriate alphabetical order thereof:

Schroder Investment Management North America Inc.: Schroder Investment Management North America Inc. (SIMNA), located at 875 3rd Avenue, New York, New York 10022, serves as a Sub-Adviser to the Opportunistic Income Fund. Ms. Michelle L. Russell-Dowe is the Head of Securitized Products and a Portfolio Manager at SIMNA. Ms. Russell-Dowe has 22 years of investment experience in securitized products. Prior to joining SIMNA, Ms. Russell-Dowe spent 17 years at Brookfield Investment Management Inc., most recently as Head of Securitized Products Investment Team. She earned a Bachelor of Arts degree in Economics from Princeton University and an M.B.A. from the Columbia Business School at Columbia University, where she graduated as valedictorian.

There are no other changes to the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1058 (9/16)

SEI INSTITUTIONAL INVESTMENTS TRUST

Opportunistic Income Fund
(the "Fund")

Supplement dated September 16, 2016
to the Statement of Additional Information (the "SAI") dated September 30, 2015, as amended on December 30, 2015, January 15, 2016, March 9, 2016, April 5, 2016, April 15,
2016, April 28, 2016, July 8, 2016 and July 15, 2016

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with such SAI.

The SAI is hereby amended and supplemented to reflect the following changes to the Fund.

Change in Portfolio Management of the Fund

On the cover page of the SAI, the reference to "Brookfield Investment Management Inc." is hereby deleted and "Schroder Investment Management North America Inc." is added in the appropriate alphabetical order thereof.

Under the section titled "The Adviser and The Sub-Advisers," under the heading titled "The Sub-Advisers," the text relating to Brookfield Investment Management Inc. is hereby deleted and the following text is hereby added in the appropriate alphabetical order thereof:

SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC.—Schroder Investment Management North America Inc. ("SIMNA") serves as a Sub-Adviser to a portion of the assets of the Opportunistic Income Fund. SIMNA, located at 875 Third Avenue, New York, NY 10022, through its predecessors, has been an investment manager since 1962, and serves as an investment adviser to mutual funds and a broad range of institutional investors. Schroders plc, SIMNA's ultimate parent, is a global asset management company with approximately $459.6 billion under management as of June 30, 2016.

In addition, under the same section, under the heading titled "Portfolio Management," the sub-heading titled "BIM" and the text thereunder is hereby deleted and replaced with the following text in the appropriate alphabetical order thereof:

SIMNA

Compensation. SIMC pays SIMNA a fee based on the assets under management of the Opportunistic Income Fund as set forth in an investment sub-advisory agreement between SIMNA and SIMC. SIMNA pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Opportunistic Income Fund. The following information relates to the period ended June 30, 2016.

SIMNA's methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative measures with qualitative measures. Ms. Michelle L. Russell-Dowe is compensated for her services to the Opportunistic Income Fund and to other accounts she manages in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all SIMNA employees. Base salary of SIMNA employees is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, is benchmarked annually against market data to ensure competitive salaries, and is paid in cash. Ms. Russell-Dowe's base salary is fixed and is subject to an annual review and will increase if market movements make this necessary or if there has been an increase in responsibilities.

Ms. Russell Dowe's bonus is based in part on performance. Discretionary bonuses for SIMNA's portfolio managers are determined by a number of factors. At a macro level the total amount available to spend is a function of the compensation to revenue ratio achieved by SIMNA globally. SIMNA then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on "team" maintains consistency and minimizes internal competition that may be detrimental to the interests of SIMNA's clients. For each team, SIMNA assesses the performance of their funds relative to competitors and to relevant benchmarks (which may be internally-and/or externally-based and are considered over a range of performance periods, including over one and three year periods), the level of funds under management and the level of performance fees generated, if any. The portfolio managers' compensation for other accounts they manage may be based upon such accounts' performance. SIMNA also reviews "softer" factors such as leadership, contribution to other parts of the business, and adherence to our corporate values of excellence, integrity, teamwork, passion, and innovation. An employee's bonus is paid in a combination of cash and Schroders plc stock, as determined by SIMNA. This stock vests over a period of three years and ensures that the interests of the employee are aligned with those of shareholders of Schroders plc.

Ms. Russell-Dowe is also eligible to receive incentive compensation at certain milestones over a three-year period from the date of SIMNA's acquisition of Brookfield Investment Management Inc.'s Securitized Products Team, which is tied to the success of SIMNA's Securitized Products Team.

Ownership of Fund Shares. As of June 30, 2016, Ms. Russell-Dowe did not beneficially own any shares of the Opportunistic Income Fund.

Other Accounts. As of May 31, 2016**, in addition to the Opportunistic Income Fund, Ms. Russell-Dowe was responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Michelle L. Russell-Dowe	4	$1,132	8		$974	12		$2,582
	0	$0	1	*	$28	1	*	$771

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

**  Please note that as of May 2016, Ms. Russell-Dowe was managing these accounts as an employee of Brookfield.

Conflicts of Interest. Whenever a portfolio manager of the Opportunistic Income Fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Opportunistic Income Fund and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to such account may be seen itself to constitute a conflict with the interest of the Opportunistic Income Fund.

Each portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the Opportunistic Income Fund. Securities selected for funds or accounts other than the Opportunistic Income Fund may outperform the securities selected for the Opportunistic Income Fund. Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Opportunistic Income Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. SIMNA's policies, however, require that portfolio managers allocate investment opportunities among accounts managed by them in an equitable manner over time. Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by SIMNA to be fair and equitable over time.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales. Also, potential conflicts of interest may arise because the structure of SIMNA's compensation may vary from account to account.

SIMNA has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

There are no other changes to the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1059 (9/16)